UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2015

The J. M. Smucker Company

(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane Orrville, Ohio	44667-0280
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As was announced in The J. M. Smucker Company’s (the “Company”) press release dated February 9, 2015, the Board of Directors approved the following executive promotions, which became effective April 1, 2015:

•	Vincent C. Byrd assumed the role of Vice Chairman.

•	Mark T. Smucker assumed the role of President of the Company and President, Consumer and Natural Foods.

•	Steven Oakland assumed the role of President, Coffee and Foodservice.

•	Barry C. Dunaway assumed the role of President, International and Chief Administrative Officer.

In addition, following the close of the Big Heart Pet Brands transaction, David J. West assumed the role of President, Big Heart Pet Food and Snacks.

While the Company’s methodology for calculating segment profit will remain the same for fiscal 2016, the Company’s reportable segments are being modified to align with the way performance is evaluated by the Company’s segment management and chief operating decision maker (the Company’s chief executive officer) and the way in which information is reported internally subsequent to the aforementioned management changes. Effective May 1, 2015, the Company will present its segment results in the following manner: U.S. Retail Coffee reportable segment, U.S. Retail Consumer Foods reportable segment, U.S. Retail Pet Foods reportable segment, and International and Foodservice, a combination of all remaining strategic business areas. The U.S. Retail Consumer Foods reportable segment is a combination of the former U.S. Retail Consumer Foods reportable segment and the Natural Foods strategic business area, previously included in the former International, Foodservice, and Natural Foods reportable segment.

Attached as Exhibit 99.1 to this Current Report on Form 8-K are the unaudited net sales and segment profit calculations for the quarterly periods in fiscal 2015 and 2014 modified to reflect the realigned reportable segments.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Unaudited Reportable Segments Supplemental Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Mark R. Belgya
Name:	Mark R. Belgya
Title:	Senior Vice President and Chief Financial Officer

Date: August 25, 2015

INDEX OF EXHIBITS

Exhibit No.	Exhibit Description

99.1	Unaudited Reportable Segments Supplemental Information

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